Exhibit 99.1

Press Release

StoneMor Partners L.P. Announces New CFO, Treasurer and Secretary

Co-Founder Shane To Become Vice Chairman

Levittown, PA, April 2, 2012: As part of its planned management succession program, StoneMor Partners L.P. (NYSE: STON) announced that Timothy K. Yost, formerly Vice President – Financial Reporting and Investor Relations, has been promoted to Chief Financial Officer and Secretary and Paul Waimberg, currently Vice-President – Finance and Corporate Development, will also be its Treasurer. William R. Shane, one of StoneMor’s co-founders and current Chief Financial Officer, has elected to retire from his current full-time management duties, but will continue to serve as a director of the company, and has agreed to assume the role of Vice Chairman of the Board of Directors.

Lawrence Miller, StoneMor’s President and CEO, stated: “We are delighted with the promotion of long-time employees Tim Yost and Paul Waimberg to their new roles here at the company. I also want to thank my co-founder and long-time partner, Bill Shane, for his dedication and tremendous contributions to the company. I’m pleased that he has agreed to stay on as Vice Chairman to aid in the continuing development of the business.”

About StoneMor Partners L.P.

StoneMor Partners L.P., headquartered in Levittown, Pennsylvania, is an owner and operator of cemeteries and funeral homes in the United States, with 274 cemeteries and 69 funeral homes in 28 states and Puerto Rico. StoneMor is the only publicly traded death care company structured as a partnership. StoneMor’s cemetery products and services, which are sold on both a pre-need (before death) and at-need (at death) basis, include: burial lots, lawn and mausoleum crypts, burial vaults, caskets, memorials, and all services which provide for the installation of this merchandise.

For additional information about StoneMor Partners L.P., please visit StoneMor’s website, and the Investor Relations section, at http://www.stonemor.com.

Forward-Looking Statements

Certain statements contained in this press release, including, but not limited to, information regarding the status and progress of our operating activities, the plans and objectives of our management, assumptions regarding our future performance and plans, and any financial guidance provided, as well as certain information in other filings with the SEC and elsewhere are forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. The words “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “project,” “expect,” “predict” and similar expressions identify these forward-looking statements. These forward-looking statements are made subject to certain risks and uncertainties that could cause actual results to differ materially from those stated, including, but not limited to, the following: uncertainties associated with future revenue and revenue growth; the effect of the current economic downturn; the impact of our significant leverage on our operating plans; our ability to service our debt and pay distributions; the decline in the fair value of certain equity and debt securities held in our trusts; our ability to attract, train and retain an adequate number of sales people; uncertainties associated with the volume and timing of pre-need sales of cemetery services and products; increased use of cremation; changes in the death rate; changes in the political or regulatory environments, including potential changes in tax accounting and trusting policies; our ability to successfully implement a strategic plan relating to producing operating improvements, strong cash flows and further deleveraging; our ability to successfully compete in the cemetery and funeral home industry; uncertainties associated with the integration or anticipated benefits of our recent acquisitions or any future acquisitions; our ability to complete and fund additional acquisitions; our ability to maintain effective disclosure controls and procedures and internal control over financial reporting; the effect of cybersecurity attacks due to our significant reliance on information technology; uncertainties relating to the financial condition of third-party insurance companies that fund our pre-need funeral contracts; and various other uncertainties associated with the death care industry and our operations in particular.

When considering forward-looking statements, you should keep in mind the risk factors and other cautionary statements set forth in our Annual Report on Form 10-K and our Quarterly Reports on Form 10-Q filed with the SEC. We assume no obligation to publicly update or revise any forward-looking statements made herein or any other forward-looking statements made by us, whether as a result of new information, future events, or otherwise.

Contact: Tim Yost (215) 826-2800